UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2006




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                     1-13245               75-2702753
----------------------------        ------------        -------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
     of incorporation)              File Number)        Identification No.)



5205 N. O'Connor Blvd., Suite 200, Irving, Texas               75039
------------------------------------------------            ----------
    (Address of principal executive offices)                (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12  under the  Exchange Act(17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page


Item 2.02.  Results of Operations and Financial Condition..........      3

Item 9.01.  Financial Statements and Exhibits

            (d)  Exhibits..........................................      3

Signature..........................................................      4

Exhibit Index......................................................      5


                                       2




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                        PIONEER NATURAL RESOURCES COMPANY


Item 2.02.   Results of Operations and Financial Condition

     The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer Natural Resources Company (the "Company") are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, Pioneer's ability to replace reserves, implement its business plans (including its plan to repurchase stock), or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company's 2005 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission.

     On August 3, 2006, the Company issued a news release with financial statements and schedules that are attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter ended June 30, 2006, provided an operations update and provided the Company's third quarter financial outlook based on current expectations.

     During the second and third quarters of 2005 and the first and second quarters of 2006, the Company divested certain Canadian and Gulf of Mexico assets and all of its Argentine assets. In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), the Company has reflected the current and comparative prior year results of operations of those divested assets, net of tax, as discontinued operations rather than as components of continuing operations. Attached hereto as Exhibit 99.2 is a schedule which provides the Company's 2005 unaudited quarterly results of operations in accordance with SFAS 144, wherein the historic results of operations of the divested properties, net of tax, have been reclassified as income from discontinued operations. Exhibit 99.2 also provides the Company's 2005 quarterly sales volumes adjusted to exclude the sales volumes of the divested properties.

Item 9.01.   Financial Statements and Exhibits

       (d)   Exhibits

             99.1 News Release and Schedules Attached to News Release dated August 3, 2006.
             99.2 2005 Unaudited Quarterly Results Adjusted for Discontinued Operations.


                                       3




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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY



Date: August 3, 2006            By:  /s/  Darin G. Holderness
                                     ---------------------------------------
                                     Darin G. Holderness
                                     Vice President and Chief Accounting Officer



                                       4




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                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

  99.1(a) News Release and Schedules Attached to News Release dated August 3, 2006.
  99.2(a)            2005 Unaudited  Quarterly Results Adjusted for Discontinued
                     Operations.



 -------------
(a) Filed herewith.



                                       5








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